Exhibit 99.1

ZYMEWORKS INC.

(the “Company”)

Annual General and Special Meeting of Shareholders

June 7, 2018

REPORT OF VOTING RESULTS

Section 11.3 of National Instrument 51-102 – Continuous Disclosure Obligations

Common Shares represented at the Meeting:	17,674,401
Total issued and outstanding Common Shares as at record date:	25,464,460
Percentage of issued and outstanding Common Shares represented:	69.41%

Business of the Meeting

1.	The Shareholders voted by way of ballot and the following nominees were elected as Directors to serve until immediately before the election of Directors at the next annual meeting of Shareholders or until their successors are duly elected or appointed.

Nominee	Votes For	% Votes For	Votes Withheld	% Votes Withheld
Dr. Ali Tehrani	11,899,212	98.82%	141,718	1.18%
Nick Bedford	11,899,174	98.82%	141,718	1.18%

2.	The Shareholders voted by way of ballot and KPMG LLP, Chartered Professional Accountants, were reappointed as Auditors of the Company until the close of the next annual general meeting of Shareholders and the Directors were authorized to determine their remuneration.

Votes For	% Votes For	Votes Withheld	% Votes Withheld
17,624,971	99.72%	49,430	0.28%

3.	The Shareholders voted by way of ballot and approved the proposed amendments to the Company’s stock option plan, as more particularly described in the Management Information Circular dated May 2, 2018 (the “Circular”).

Votes For	% Votes For	Votes Against	% Votes Against
10,333,495	85.82%	1,707,435	14.18%

4.	The Shareholders voted by way of ballot and approved the proposed amendments to the Company’s employee stock purchase plan, as more particularly described in the Circular.

Votes For	% Votes For	Votes Against	% Votes Against
11,901,972	98.85%	138,958	1.15%

The final scrutineer’s report is attached to this report as Exhibit A.

No other business was voted upon at the Meeting.

Dated: June 7, 2018

Exhibit A

Please see attached.

ZYMEWORKS INC.

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

HELD ON JUNE 7, 2018

PREPARED BY

COMPUTERSHARE INVESTOR SERVICES INC.

VANCOUVER

ZYMEWORKS INC.

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

HELD ON JUNE 7, 2018

FINAL SCRUTINEERS’ REPORT

4	SHAREHOLDERS IN PERSON, REPRESENTING	114,030	SHARES

93	SHAREHOLDERS BY PROXY, REPRESENTING	17,560,371	SHARES

97	TOTAL SHAREHOLDERS, HOLDING	17,674,401	SHARES

	TOTAL ISSUED AND OUTSTANDING AS AT RECORD DATE:	25,464,460

	PERCENTAGE OF OUTSTANDING SHARES

	REPRESENTED AT THE MEETING:	69.41%

ANITA BASI SCRUTINEER	DAVID CAVASIN SCRUTINEER

The figures reported by Computershare in its capacity as Scrutineer represent our tabulation of proxies returned to us by registered securityholders and, if Computershare has mailed voting instruction forms (VIFs) directly to non-objecting beneficial owners (NOBOs) on behalf of the issuer, VIFs returned directly to us by NOBOs, combined with cumulative reports of beneficial holder voting compiled and submitted by one or more third parties. As such, Computershare is only responsible for, and warrants the accuracy of our own tabulation of proxies and VIFs. Computershare is not responsible for and does not warrant the accuracy of the cumulative reports of beneficial holder voting submitted by any third party.

If Computershare has mailed voting instruction forms directly to NOBOs on behalf of the issuer, these have been distributed on the basis of electronic files received by Computershare from intermediaries or their agents. Although Computershare reconciles these records to the Form 54-101F4 Omnibus Proxy delivered to us as required under National Instrument 54-101, in some cases insufficient securities may be held within Intermediary positions at The Canadian Depository for Securities, Limited as at record date to support all securities represented. In these cases, if the situation cannot be rectified, over voting rules are applied as directed by the Chair.

Upon receipt of any cumulative reports of beneficial holder voting compiled and submitted by one or more third parties, Computershare reviews the total votes received for each intermediary and reconciles the number to the position available to the intermediary on any omnibus proxy or supplemental omnibus proxy received. In the event the intermediary’s position is insufficient to allow for the tabulation of the entire vote, Computershare may, but shall not be required to, take steps to rectify the situation. In the event the situation is not rectified, over voting rules are applied as directed by the Chair.

Acting on the direction of the Chair of the meeting, Computershare may have included in our reports, the details of beneficial holders attending in person, whose ownership or previous voting status we cannot confirm or verify but whose identity may be supported by documentation, such as a VIF issued by a third party. In such cases, Computershare makes no warranty or representation as to the accuracy of the numbers included as a result of the direction from the Chair, and assumes no liability or responsibility whatsoever for their inclusion in our report as Scrutineer.

ZYMEWORKS INC.

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

HELD ON JUNE 7, 2018

REPORT ON PROXIES

	NUMBER OF SHARES					PERCENTAGE OF VOTES CAST
MOTIONS	FOR	AGAINST	WITHHELD/ ABSTAIN	SPOILED	NON VOTE	FOR	AGAINST	WITHHELD/ ABSTAIN
ALI TEHRANI	11,785,182	0	141,718	0	5,633,471	98.81%	0.00%	1.19%
NICK BEDFORD	11,785,144	0	141,756	0	5,633,471	98.81%	0.00%	1.19%
APPOINTMENT OF AUDITORS	17,510,941	0	49,430	0	0	99.72%	0.00%	0.28%
AMENDMENT AND RESTATEMENT OF STOCK OPTION PLAN	10,219,465	1,707,435	0	0	5,633,471	85.68%	14.32%	0.00%
AMENDMENT AND RESTATEMENT OF EMPLOYEE STOCK PURCHASE PLAN	11,787,942	138,958	0	0	5,633,471	98.83%	1.17%	0.00%

TOTAL SHAREHOLDERS VOTED BY PROXY:	93
TOTAL SHARES ISSUED & OUTSTANDING:	25,464,460
TOTAL SHARES VOTED:	17,560,371
TOTAL% OF SHARES VOTED:	68.96%

ANITA BASI SCRUTINEER	DAVID CAVASIN SCRUTINEER

ZYMEWORKS INC.

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

HELD ON JUNE 7, 2018

LIST OF SHAREHOLDERS ATTENDING IN PERSON

NAME	SHARES VOTED IN PERSON	SHARES VOTED BY PROXY
MARY A BERTRAM	43,107	0	(APPOINTMENT	)
T GEOFFREY BERTRAM	21,553	0	(APPOINTMENT	)
RYAN DERCHO	49,054	0
MATTHEW BASSETT	0	611
ALI TEHRANI	0	256,009
IGOR WIDLINSKI	0	2,511
	316	0

TOTAL	114,030	259,131
TOTAL APPOINTEES AT MEETING:		2
TOTAL SHAREHOLDERS VOTED IN PERSON:		4
TOTAL SHAREHOLDERS IN ATTENDANCE:		6

ZYMEWORKS INC.

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

HELD ON JUNE 7, 2018

APPOINTEE SUMMARY

	APPOINTEE NAME: MARY A BERTRAM
	NUMBER OF SHARES REPRESENTED				PERCENTAGE OF SHARES
MOTIONS	FOR	AGAINST	WITHHELD/ ABSTAIN	DISCRETION	FOR	AGAINST	WITHHELD/ ABSTAIN	DISCRETION
ALI TEHRANI	0	0	0	43,107	0.00%	0.00%	0.00%	100.00%
NICK BEDFORD	0	0	0	43,107	0.00%	0.00%	0.00%	100.00%
APPOINTMENT OF AUDITORS	0	0	0	43,107	0.00%	0.00%	0.00%	100.00%
AMENDMENT AND RESTATEMENT OF STOCK OPTION PLAN	0	0	0	43,107	0.00%	0.00%	0.00%	100.00%
AMENDMENT AND RESTATEMENT OF EMPLOYEE STOCK PURCHASE PLAN	0	0	0	43,107	0.00%	0.00%	0.00%	100.00%

TOTAL SHARES REPRESENTED:		43,107
TOTAL PROXIES REPRESENTED:		1

ZYMEWORKS INC.

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

HELD ON JUNE 7, 2018

APPOINTEE SUMMARY

	APPOINTEE NAME: T GEOFFREY BERTRAM
	NUMBER OF SHARES REPRESENTED				PERCENTAGE OF SHARES
MOTIONS	FOR	AGAINST	WITHHELD/ ABSTAIN	DISCRETION	FOR	AGAINST	WITHHELD/ ABSTAIN	DISCRETION
ALI TEHRANI	0	0	0	21,553	0.00%	0.00%	0.00%	100.00%
NICK BEDFORD	0	0	0	21,553	0.00%	0.00%	0.00%	100.00%
APPOINTMENT OF AUDITORS	0	0	0	21,553	0.00%	0.00%	0.00%	100.00%
AMENDMENT AND RESTATEMENT OF STOCK OPTION PLAN	0	0	0	21,553	0.00%	0.00%	0.00%	100.00%
AMENDMENT AND RESTATEMENT OF EMPLOYEE STOCK PURCHASE PLAN	0	0	0	21,553	0.00%	0.00%	0.00%	100.00%

TOTAL SHARES REPRESENTED:		21,553
TOTAL PROXIES REPRESENTED:		1

ZYMEWORKS INC.

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

HELD ON JUNE 7, 2018

FINAL REPORT ON BALLOT

MOTION #1

ELECTION OF DIRECTORS

I, the undersigned scrutineer, hereby report that the result of the vote by ballot with respect to the above matter is as follows:

NAME	VOTES IN FAVOR		WITHHELD
ALl TEHRANI	11,899,212	98.82%	141,718	1.18%
NICK BEDFORD	11,899,174	98.82%	141,756	1.18%

Anita Basi Scrutineer	David Cavasin Scrutineer

The figures reported by Computershare in its capacity as Scrutineer represent our tabulation of proxies returned to us by registered shareholders (and voting instruction forms returned directly to us by non-objecting beneficial holders, if applicable) combined with unaudited reports of beneficial holder voting supplied by one or more third parties. As such we are only responsible for and warrant the accuracy of our own tabulation. Computershare is not responsible for and does not warrant the accuracy of the unaudited reports of beneficial holders supplied by third parties.

If Computershare has mailed voting instruction forms directly to non-objecting beneficial holders on behalf of issuers, these have been distributed on the basis of electronic files received by Computershare from intermediaries or their agents. As Computershare has no direct access to intermediary records, Computershare is unable to reconcile the details of non-objecting beneficial ownership as provided to us with the details of intermediary positions within the records of the Canadian Depository for Securities. In some cases, insufficient shares may be held within intermediary positions at the Depository as at record date to support the shares represented by voting instruction forms received directly from non-objecting beneficial holders or returned to us by third parties. In these cases, overvoting rules are applied as directed by the Chair.

In addition, acting on the instructions of the Chair of the meeting, we may have included in our report on attendance, the details of beneficial holders attending in person, whose ownership we cannot directly confirm or verify but which may be supported by documentation such as a voting instruction form supplied by a third party. In such cases, Computershare makes no warranty or representation as to the accuracy of the numbers included as a result of the instructions from the Chair, delivery of which to Computershare is hereby acknowledged by the recipient of this report, and assumes no liability or responsibility whatsoever for their inclusion in our report as Scrutineer.

ZYMEWORKS INC.

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

HELD ON JUNE 7, 2018

FINAL REPORT ON BALLOT

MOTION #2

APPOINTMENT OF AUDITORS

I, the undersigned scrutineer, hereby report that the result of the vote by ballot with respect to the above matter is as follows:

	Shares	Percentage
FOR THE MOTION:	17,624,971	99.72%

WITHHOLD THE MOTION:	49,430	0.28%

TOTAL:	17,674,401	100.00%

Anita Basi Scrutineer	David Cavasin Scrutineer

The figures reported by Computershare in its capacity as Scrutineer represent our tabulation of proxies returned to us by registered shareholders (and voting instruction forms returned directly to us by non-objecting beneficial holders, if applicable) combined with unaudited reports of beneficial holder voting supplied by one or more third parties. As such we are only responsible for and warrant the accuracy of our own tabulation. Computershare is not responsible for and does not warrant the accuracy of the unaudited reports of beneficial holders supplied by third parties.

If Computershare has mailed voting instruction forms directly to non-objecting beneficial holders on behalf of issuers, these have been distributed on the basis of electronic files received by Computershare from intermediaries or their agents. As Computershare has no direct access to intermediary records, Computershare is unable to reconcile the details of non-objecting beneficial ownership as provided to us with the details of intermediary positions within the records of the Canadian Depository for Securities. In some cases, insufficient shares may be held within intermediary positions at the Depository as at record date to support the shares represented by voting instruction forms received directly from non-objecting beneficial holders or returned to us by third parties. In these cases, overvoting rules are applied as directed by the Chair.

In addition, acting on the instructions of the Chair of the meeting, we may have included in our report on attendance, the details of beneficial holders attending in person, whose ownership we cannot directly confirm or verify but which may be supported by documentation such as a voting instruction form supplied by a third party. In such cases, Computershare makes no warranty or representation as to the accuracy of the numbers included as a result of the instructions from the Chair, delivery of which to Computershare is hereby acknowledged by the recipient of this report, and assumes no liability or responsibility whatsoever for their inclusion in our report as Scrutineer.

ZYMEWORKS INC.

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

HELD ON JUNE 7, 2018

FINAL REPORT ON BALLOT

MOTION #3

AMENDMENT AND RESTATEMENT OF STOCK OPTION PLAN

I, the undersigned scrutineer, hereby report that the result of the vote by ballot with respect to the above matter is as follows:

	Shares	Percentage
FOR THE MOTION:	10,333,495	85.82%

AGAINST THE MOTION:	1,707,435	14.18%

TOTAL:	12,040,930	100.00%

Anita Basi	David Cavasin
Scrutineer	Scrutineer

The figures reported by Computershare in its capacity as Scrutineer represent our tabulation of proxies returned to us by registered shareholders (and voting instruction forms returned directly to us by non-objecting beneficial holders, if applicable) combined with unaudited reports of beneficial holder voting supplied by one or more third parties. As such we are only responsible for and warrant the accuracy of our own tabulation. Computershare is not responsible for and does not warrant the accuracy of the unaudited reports of beneficial holders supplied by third parties.

If Computershare has mailed voting instruction forms directly to non-objecting beneficial holders on behalf of issuers, these have been distributed on the basis of electronic files received by Computershare from intermediaries or their agents. As Computershare has no direct access to intermediary records, Computershare is unable to reconcile the details of non-objecting beneficial ownership as provided to us with the details of intermediary positions within the records of the Canadian Depository for Securities. In some cases, insufficient shares may be held within intermediary positions at the Depository as at record date to support the shares represented by voting Instruction forms received directly from non-objecting beneficial holders or returned to us by third parties. In these cases, overvoting rules are applied as directed by the Chair.

In addition, acting on the instructions of the Chair of the meeting, we may have included in our report on attendance, the details of beneficial holders attending in person, whose ownership we cannot directly confirm or verify but which may be supported by documentation such as a voting instruction form supplied by a third party. In such cases, Computershare makes no warranty or representation as to the accuracy of the numbers included as a result of the instructions from the Chair, delivery of which to Computershare is hereby acknowledged by the recipient of this report, and assumes no liability or responsibility whatsoever for their inclusion in our report as Scrutineer.

ZYMEWORKS INC.

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

HELD ON JUNE 7, 2018

FINAL REPORT ON BALLOT

MOTION #4

AMENDMENT AND RESTATEMENT OF EMPLOYEE STOCK PURCHASE PLAN

I, the undersigned scrutineer, hereby report that the result of the vote by ballot with respect to the above matter is as follows:

	Shares	Percentage
FOR THE MOTION:	11,901,972	98.85%

AGAINST THE MOTION:	138,958	1.15%

TOTAL:	12,040,930	100.00%

Anita Basi	David Cavasin
Scrutineer	Scrutineer

The figures reported by Computershare in its capacity as Scrutineer represent our tabulation of proxies returned to us by registered shareholders (and voting instruction forms returned directly to us by non-objecting beneficial holders, if applicable) combined with unaudited reports of beneficial holder voting supplied by one or more third parties. As such we are only responsible for and warrant the accuracy of our own tabulation. Computershare is not responsible for and does not warrant the accuracy of the unaudited reports of beneficial holders supplied by third parties.

If Computershare has mailed voting instruction forms directly to non-objecting beneficial holders on behalf of issuers, these have been distributed on the basis of electronic files received by Computershare from intermediaries or their agents. As Computershare has no direct access to intermediary records, Computershare is unable to reconcile the details of non-objecting beneficial ownership as provided to us with the details of intermediary positions within the records of the Canadian Depository for Securities. In some cases, insufficient shares may be held within intermediary positions at the Depository as at record date to support the shares represented by voting instruction forms received directly from non-objecting beneficial holders or returned to us by third parties. In these cases, overvoting rules are applied as directed by the Chair.

In addition, acting on the Instructions of the Chair of the meeting, we may have included in our report on attendance, the details of beneficial holders attending in person, whose ownership we cannot directly confirm or verify but which may be supported by documentation such as a voting instruction form supplied by a third party. In such cases, Computershare makes no warranty or representation as to the accuracy of the numbers included as a result of the instructions from the Chair, delivery of which to Computershare is hereby acknowledged by the recipient of this report, and assumes no liability or responsibility whatsoever for their inclusion in our report as Scrutineer.